EXHIBIT 10


                                SECOND AMENDMENT
                                ----------------


     SECOND AMENDMENT (this "Amendment"), dated as of July 15, 2004, among SILGAN HOLDINGS INC., a Delaware corporation ("Silgan"), SILGAN CONTAINERS CORPORATION, a Delaware corporation ("Containers"), SILGAN PLASTICS CORPORATION, a Delaware corporation ("Plastics"), SILGAN CONTAINERS MANUFACTURING CORPORATION, a Delaware corporation ("Manufacturing"), SILGAN CAN COMPANY, a Delaware corporation ("CanCo" and, together with Silgan, Containers, Plastics and Manufacturing, the "Borrowers," and each individually, a "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (each a "Lender" and, collectively, the "Lenders"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.


                              W I T N E S S E T H :
                               - - - - - - - - - -


     WHEREAS, the Borrowers, the Lenders, the Co-Syndication Agents, the Co-Documentation Agents, the Joint Lead Arrangers, the Joint Book Managers and the Administrative Agent have entered into a Credit Agreement, dated as of June 28, 2002 (as amended, modified or supplemented from time to time, the "Credit Agreement"); and

     WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein;



     NOW, THEREFORE, it is agreed;

A.   Amendments to the Credit Agreement
     ----------------------------------

     1. The definition of "Applicable Commitment Commission Percentage" and "Applicable Margin" appearing in Section 10.01 of the Credit Agreement is hereby amended by (i) deleting the table appearing therein in its entirety and substituting the following new table in lieu thereof:



     "                              A Term Loans and
                                    Revolving Loans        A Term Loans and                        B Term Loans       Applicable
                                     maintained as         Revolving Loans       B Term Loans      maintained as      Commitment
                   Total            Base Rate Loans         maintained as        maintained as      Eurodollar        Commission
   Level      Leverage Ratio      and Swingline Loans      Eurodollar Loans     Base Rate Loans        Loans          Percentage
   -----      --------------      -------------------      ----------------     ---------------   --------------      ----------
     1         Less than
               2.50:1.00                0.250%                  1.250%              0.750%            1.750%            0.250%

     2         Greater than or
               equal to
               2.50:1.00 but
               less than






     "                              A Term Loans and
                                    Revolving Loans        A Term Loans and                        B Term Loans       Applicable
                                     maintained as         Revolving Loans       B Term Loans      maintained as      Commitment
                   Total            Base Rate Loans         maintained as        maintained as      Eurodollar        Commission
   Level      Leverage Ratio      and Swingline Loans      Eurodollar Loans     Base Rate Loans        Loans          Percentage
   -----      --------------      -------------------      ----------------     ---------------   --------------      ----------


               3.00:1.00                0.500%                  1.500%              0.750%            1.750%            0.375%

     3         Greater than or
               equal to
               3.00:1.00 but
               less than
               3.50:1.00                0.750%                  1.750%              0.750%            1.750%            0.500%

     4         Greater than or
               equal to
               3.50:1.00 but
               less than
               3.75:1:00                1.000%                  2.000%              0.750%            1.750%            0.500%

     5         Greater than or
               equal to                 1.250%                  2.250%              0.750%            1.750%            0.500%"
               3.75:1.00



and (ii) adding the following new sentence at the end thereof:

          "Notwithstanding the foregoing, for periods prior to the Second Amendment Effective Date, the Applicable Margin for B Term Loans maintained as Eurodollar Loans and as Base Rate Loans shall be determined by reference to this definition as in effect prior to giving effect to the Second Amendment."

     2. Section 10.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

               "Second Amendment" shall mean the Second Amendment to this Agreement, dated as of July 15, 2004.

     3. "Second Amendment Effective Date" shall mean the date on which the Second Amendment became effective in accordance with its terms.

B.   Miscellaneous Provisions
     ------------------------

     1. In order to induce the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Second Amendment Effective Date (as defined below), both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Default or Event of

Default on the Second Amendment Effective Date, both before and after giving effect to this Amendment.

     2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Silgan and the Administrative Agent.

     4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     5. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when each Borrower, each B Lender and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

     6. From and after the Second Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

                                      * * *

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                                    SILGAN HOLDINGS INC.

                                    By: /s/ Malcolm Miller
                                        -----------------------------------
                                        Title: Vice President and Treasurer


                                    SILGAN CONTAINERS CORPORATION

                                    By: /s/ Malcolm Miller
                                        -----------------------------------
                                        Title: Vice President


                                    SILGAN PLASTICS CORPORATION

                                    By: /s/ Malcolm Miller
                                        -----------------------------------
                                        Title: Vice President


                                    SILGAN CONTAINERS MANUFACTURING
                                    CORPORATION

                                    By: /s/ Malcolm Miller
                                        -----------------------------------
                                        Title: Vice President


                                    SILGAN CAN COMPANY

                                    By: /s/ Malcolm Miller
                                        -----------------------------------
                                        Title: Vice President


                                    DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS, Individually and as Administrative
                                    Agent

                                    By: /s/ Gregory Shefrin
                                        -----------------------------------
                                        Title: Director

                                    Bank Leumi USA


                                    By: /s/ Joung Hee Hong
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Navigator CDO 2003, Ltd.


                                    By: /s/ David Mahon
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Mariner CDO 2002, Ltd.


                                    By: /s/ David Mahon
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    PB Capital


                                    By: /s/ Andrew L. Shipman
                                        -----------------------------------
                                        Title: Vice President


                                    By: /s/ Richard Cameron
                                        -----------------------------------
                                        Title: Vice President




















        [Signature Page to the Second Amendment to the Credit Agreement]

                                    National City Bank


                                    By: /s/ Michael A. Moore
                                        -----------------------------------
                                        Title: Account Officer

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    FIRSTRUST BANK


                                    By: /s/ Kent Nelson
                                        -----------------------------------
                                        Title: Senior Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    BLACKROCK LIMITED DURATION INCOME TRUST
                                    MAGNETITE IV CLO, LIMITED
                                    MAGNETITE V CLO, LIMITED


                                    By: /s/ Tom Colwell
                                        -----------------------------------
                                        Title: Auth Signatory

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Union Bank of California, N.A.


                                    By: /s/ James Opdyke
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Aeries Finance-II, Ltd.

                                    By: Patriarch Partners X, LLC
                                        Its Managing Agent


                                    By: /s/ Lynn Tilton
                                        -----------------------------------
                                        Title: Manager























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Oasis Collateralized High Income
                                    Portfolios-I, Ltd.

                                    By: Patriarch Partners XIII, LLC,
                                        Its Managing Agent


                                    By: /s/ Lynn Tilton
                                        -----------------------------------
                                        Title: Manager

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Amara-2 Finance Ltd.

                                    By: Patriarch Partners XII, LLC,
                                        Its Managing Agent


                                    By: /s/ Lynn Tilton
                                        -----------------------------------
                                        Title: Manager

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Amara-1 Finance Ltd.

                                    By: Patriarch Partners, XI, LLC,
                                        Its Managing Agent


                                    By: /s/ Lynn Tilton
                                        -----------------------------------
                                        Title: Manager

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                  Cooperative Centrale Raiffeisen-Boerenleenbank
                                  B.A. "Rabobank International", New York Branch


                                  By: /s/ Betty Mills
                                      -----------------------------------
                                      Title: Executive Director


                                  By: /s/ Rebecca Morrow
                                      -----------------------------------
                                      Title: Executive Director




















        [Signature Page to the Second Amendment to the Credit Agreement]

                                    ERSTE BANK


                                    By: /s/ Brandon A. Meyerson
                                        -----------------------------------
                                        Title: Vice President


                                    By: /s/ Bryan J. Lynch
                                        -----------------------------------
                                        Title: First Vice President






















        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Dryden Leveraged Loan CDO 2002-II
                                    By: Prudential Inventment Management, Inc.,
                                        as Collateral Manager


                                    By: /s/ B. Ross Smead
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Dryden III Leveraged Loan CDO 2002
                                    By: Prudential Inventment Management, Inc.,
                                        as Collateral Manager


                                    By: /s/ B. Ross Smead
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Dryden IV Leveraged Loan CDO 2003
                                    By: Prudential Inventment Management, Inc.,
                                        as Collateral Manager


                                    By: /s/ B. Ross Smead
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Dryden V Leveraged Loan CDO 2003
                                    By: Prudential Inventment Management, Inc.,
                                        as Collateral Manager


                                    By: /s/ B. Ross Smead
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    The Prudential Insurance Company of America
                                    By: Prudential Investment Management, Inc.,
                                    as Investment Advisor


                                    By: /s/ B. Ross Smead
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                 SEABOARD CLO 2000 LTD.
                                 By: Babson Capital Management LLC as Collateral Manager


                                 By: /s/ Glenn P. Duffy, CFA
                                     -----------------------------------
                                     Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    APEX (IDM) CDO I, LTD.
                                    ELC (CAYMAN) LTD. CDO SERIES 1999-I
                                    ELC (CAYMAN) LTD. 1999-II
                                    ELC (CAYMAN) LTD. 1999-III
                                    ELC (CAYMAN) LTD. 2000-I
                                    TRYON CLO LTD. 2000-I
                                    By: Babson Capital Management LLC as
                                    Collateral Manager


                                    By: /s/ Glenn P. Duffy, CFA
                                        -----------------------------------
                                        Title: Managing Director


















        [Signature Page to the Second Amendment to the Credit Agreement]

                                    BABSON CLO LTD. 2003-I
                                    By: Babson Capital Management LLC as
                                    Collateral Manager


                                    By: /s/ Glenn P. Duffy, CFA
                                        -----------------------------------
                                        Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    SUFFIELD CLO, LIMITED
                                    By: Babson Capital Management LLC as
                                    Collateral Manager


                                    By: /s/ Glenn P. Duffy, CFA
                                        -----------------------------------
                                        Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    HAKONE FUND LLC
                                    By: Babson Capital Management LLC as
                                    Investment Manager


                                    By: /s/ Glenn P. Duffy, CFA
                                        -----------------------------------
                                        Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    MASSACHUSETTS MUTUAL LIFE
                                    INSURANCE COMPANY
                                    By: Babson Capital Management LLC as
                                    Investment Adviser


                                    By: /s/ Glenn P. Duffy, CFA
                                        -----------------------------------
                                        Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    BILL & MELINDA GATES FOUNDATION
                                    By: Babson Capital Management LLC as
                                    Investment Adviser


                                    By: /s/ Glenn P. Duffy, CFA
                                        -----------------------------------
                                        Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                   MAPLEWOOD (CAYMAN) LIMITED
                                   By: Babson Capital Management LLC under
                                   delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager


                                    By: /s/ Glenn P. Duffy, CFA
                                        -----------------------------------
                                        Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                   SIMSBURY CLO, LIMITED
                                   By: Babson Capital Management LLC under
                                   delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager


                                    By: /s/ Glenn P. Duffy, CFA
                                        -----------------------------------
                                        Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    PEOPLE'S BANK


                                    By: /s/ David K. Sherill
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    NATEXIS BANQUES POPULAIRES


                                    By: /s/ Frank H. Madden, Jr.
                                        -----------------------------------
                                        Title: Vice President & Group Manager


                                    By: /s/ Jordan H. Levy
                                        -----------------------------------
                                        Title: Assistant Vice President




















        [Signature Page to the Second Amendment to the Credit Agreement]

                                    IKB Capital Corporation


                                    By: /s/ David Saxon
                                        -----------------------------------
                                        Title: President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Credit Industriel et Commercial


                                    By: /s/ Anthony Rock
                                        -----------------------------------
                                        Title: Vice President


                                    By: /s/ Brian O'Leary
                                        -----------------------------------
                                        Title: Vice President
















        [Signature Page to the Second Amendment to the Credit Agreement]

                                    The Sumitomo Trust & Banking Co., Ltd.


                                    By: /s/ Elizabeth A. Cuirk
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    MOUNTAIN CAPITAL CLO I, LTD


                                    By: /s/ Chris Siddons
                                        -----------------------------------
                                        Title: Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    MOUNTAIN CAPITAL CLO III LTD.


                                    By: /s/ Chris Siddons
                                        -----------------------------------
                                        Title: Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    ATRIUM CDO


                                    By: /s/ David Lerner
                                        -----------------------------------
                                        Title: Authorized Signatory

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    CSAM Funding II


                                    By: /s/ David Lerner
                                        -----------------------------------
                                        Title: Authorized Signatory

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    CSAM Funding III


                                    By: /s/ David Lerner
                                        -----------------------------------
                                        Title: Authorized Signatory

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    ATRIUM II


                                    By: /s/ David Lerner
                                        -----------------------------------
                                        Title: Authorized Signatory

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    First Dominion Funding I


                                    By: /s/ David Lerner
                                        -----------------------------------
                                        Title: Authorized Signatory

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    First Dominion Funding III


                                    By: /s/ David Lerner
                                        -----------------------------------
                                        Title: Authorized Signatory

























        [Signature Page to the Second Amendment to the Credit Agreement]

ING SENIOR INCOME FUND                       ING PRIME RATE TRUST
By: ING Investment Management, Co.           By: ING Investment Management, Co.
    as its investment manager                    as its investment manager


By: /s/ Charles E. LeMieux, CFA              By: /s/ Charles E. LeMieux, CFA
    ---------------------------                  ---------------------------
Title: Vice President                        Title: Vice President


ML CLO XX PILGRIM AMERICA                    ML CLO XII PILGRIM AMERICA
(CAYMAN) LTD.                                (CAYMAN) LTD.
By: ING Investments, LLC                     By: ING Investments, LLC
    as its investment manager                    as its investment manager


By: /s/ Charles E. LeMieux, CFA              By: /s/ Charles E. LeMieux, CFA
    ---------------------------                  ---------------------------
Title: Vice President                        Title: Vice President


ML CLO XV PILGRIM AMERICA                    PILGRIM AMERICA HIGH INCOME
(CAYMAN) LTD.                                INVESTMENTS LTD
By: ING Investments, LLC                     By: ING Investments, LLC
    as its investment manager                    as its investment manager


By: /s/ Charles E. LeMieux, CFA              By: /s/ Charles E. LeMieux, CFA
    ---------------------------                  ---------------------------
Title: Vice President                        Title: Vice President


SEQUILS-PILGRIM I, LTD.                      PILGRIM CLO 1999 - I LTD.
By: ING Investments, LLC                     By: ING Investments, LLC
    as its investment manager                    as its investment manager


By: /s/ Charles E. LeMieux, CFA              By: /s/ Charles E. LeMieux, CFA
    ---------------------------                  ---------------------------
Title: Vice President                        Title: Vice President




        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Hanover Square CLO Ltd.
                                    By: Blackstone Debt Advisors L.P.
                                    As Collateral Manager


                                    By: /s/ D. T. Criareo
                                        -----------------------------------
                                        Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Ceres II Finance Ltd.

                                    By: Patriarch Partners IX, LLC,
                                        Its Managing Agent


                                    By: /s/ Lynn Tilton
                                        -----------------------------------
                                        Title: Manager

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    SunAmerica Life Insurance Company
                                    By: AIG Global Investment Corp.
                                    As Investment Advisor


                                    By: /s/ Jeff Baxter
                                        -----------------------------------
                                        Title:

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Galaxy CLO 2003-1, Ltd.
                                    By: AIG Global Investment Corp.
                                    As Investment Advisor


                                    By: /s/ Jeff Baxter
                                        -----------------------------------
                                        Title:

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Galaxy CLO 1999-1, Ltd.
                                    By: AIG Global Investment Corp.
                                    As Collateral Manager


                                    By: /s/ Jeff Baxter
                                        -----------------------------------
                                        Title:

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    BNP PARIBAS


                                    By: /s/ Duane Helkowski
                                        -----------------------------------
                                        Title: Managing Director


                                    By: /s/Simone Vinocour McKener
                                        -----------------------------------
                                        Title: Vice President




















        [Signature Page to the Second Amendment to the Credit Agreement]

                                    CITIZENS BANK OF MASSACHUSETTS


                                    By: /s/ Daniel G. Eastman
                                        -----------------------------------
                                        Title: Senior Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                  SANKATY ADVISORS, LLC AS COLLATERAL MANAGER
                                  FOR RACE POINT II CLO, LIMITED AS TERM LENDER


                                  By: /s/ Diane Exter
                                      -----------------------------------
                                      Title: Portfolio Manager/Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                  Sankaty Advisors, LLC As Collateral
                                  Manager for Castle Hill I, INGOTS,
                                  Ltd., as Term Lender


                                  By: /s/ Diane Exter
                                      -----------------------------------
                                      Title: Portfolio Manager/Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                  Sankaty Advisors, LLC As Collateral
                                  Manager for Castle Hill III, CLO,
                                  Limited, as Term Lender


                                  By: /s/ Diane Exter
                                      -----------------------------------
                                      Title: Portfolio Manager/Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                  Sankaty Advisors, LLC as Collateral
                                  Manager for Race Point CLO, Limited,
                                  as Term Lender


                                  By: /s/ Diane Exter
                                      -----------------------------------
                                      Title: Portfolio Manager/Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                  SANKATY HIGH YIELD PARTNERS II, LP.


                                  By: /s/ Diane Exter
                                      -----------------------------------
                                      Title: Portfolio Manager/Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                  Sankaty Advisors, LLC as Collateral
                                  Manager for Great Point CLO 1999-1
                                  LTD., as Term Lender


                                  By: /s/ Diane Exter
                                      -----------------------------------
                                      Title: Portfolio Manager/Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                  Sankaty Advisors, LLC as Collateral
                                  Manager for AVERY POINT CLO,
                                  LTD., as Term Lender


                                  By: /s/ Diane Exter
                                      -----------------------------------
                                      Title: Portfolio Manager/Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                  Sankaty Advisors, LLC as Collateral
                                  Manager for Castle Hill II, INGOTS,
                                  Ltd., as Term Lender


                                  By: /s/ Diane Exter
                                      -----------------------------------
                                      Title: Portfolio Manager/Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    CITICORP USA, INC.


                                    By: /s/ Suzanne Crymes
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    General Electric Capital Corporation


                                    By: /s/ Brian Schwinn
                                        -----------------------------------
                                        Title: Duly Authorized Signatory

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    APEX (TRIMARAN) CDO I, LTD.
                                    By: Trimaran Advisors, L.L.C.


                                    By: /s/ David Millson
                                        -----------------------------------
                                        Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    WINGED FOOT FUNDING TRUST


                                    By: /s/ Diana M. Himes
                                        -----------------------------------
                                        Title: Authorized Agent

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    JUPITER LOAN FUNDING LLC


                                    By: /s/ Diana M. Himes
                                        -----------------------------------
                                        Title: Assistant Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    MUIRFIELD TRADING LLC


                                    By: /s/ Diana M. Himes
                                        -----------------------------------
                                        Title: Assistant Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    SEMINOLE FUNDING LLC


                                    By: /s/ Diana M. Himes
                                        -----------------------------------
                                        Title: Assistant VIce President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    HARBOUR TOWN FUNDING LLC


                                    By: /s/ Diana M. Himes
                                        -----------------------------------
                                        Title: Assistant Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                  SEQUILS-Glace Bay, Ltd.
                                  By: Royal Bank of Canada as Collateral Manager

                                  By: /s/ Melissa Marano
                                      -----------------------------------
                                      Title: Authorized Signatory

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                  FOXE BASIN CLO 2003, LTD.
                                  By: Royal Bank of Canada as Collateral Manager

                                  By: /s/ Melissa Marano
                                      -----------------------------------
                                      Title: Authorized Signatory

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Flagship CLO 2001-1


                                    By: /s/ Mark Pelletier
                                        -----------------------------------
                                        Title: Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Flagship CLO II


                                    By: /s/ Mark Pelletier
                                        -----------------------------------
                                        Title: Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                 Addison CDO, Limited
                                 By: Pacific Investment Management Company LLC, as its Investment Advisor


                                 By: /s/ Mohan V. Phansalkar
                                     -----------------------------------
                                     Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                 Loan Funding III LLC
                                 By: Pacific Investment Management Company LLC, as its Investment Advisor


                                 By: /s/ Mohan V. Phansalkar
                                     -----------------------------------
                                     Title: Managing Director























        [Signature Page to the Second Amendment to the Credit Agreement]

                                 PIMCO Floating Rate Income Fund
                                 By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through Investors Fiduciary Trust Company in the Nominee Name of IFTCO


                                 By: /s/ Mohan V. Phansalkar
                                     -----------------------------------
                                     Title: Managing Director




















        [Signature Page to the Second Amendment to the Credit Agreement]

                                 SEQUILS-MAGNUM, LTD
                                 By: Pacific Investment Management Company LLC, as its Investment Advisor


                                 By: /s/ Mohan V. Phansalkar
                                     -----------------------------------
                                     Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                 Waveland-INGOTS, LTD.
                                 By: Pacific Investment Management Company LLC, as its Investment Advisor


                                 By: /s/ Mohan V. Phansalkar
                                     -----------------------------------
                                     Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                 Wrigley CDO, LTd.
                                 By: Pacific Investment Management Company LLC, as its Investment Advisor


                                 By: /s/ Mohan V. Phansalkar
                                     -----------------------------------
                                     Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Nomura Bond and Loan Fund


                                    By: /s/ Elizabeth MacLean
                                        -----------------------------------
                                        Title: Director

By: UFJ Trust Bank Limited
    as Trustee
By: Nomura Corporate Research and
    Asset Management Inc.
    Attorney in Fact























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Clydesdale CLO 2003 Ltd.


                                    By: /s/ Elizabeth MacLean
                                        -----------------------------------
                                        Title: Director

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
        AS
      AGENT























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Bank of America, N.A.


                                    By: /s/ John W. Pocalyko
                                        -----------------------------------
                                        Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Fleet National Bank


                                    By: /s/ John W. Pocalyko
                                        -----------------------------------
                                        Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Sumitomo Mitsui Banking Corporation


                                    By: /s/ Leo E. Pagarigan
                                        -----------------------------------
                                        Title: Senior Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Webster Bank


                                    By: /s/ Barbara A. Keegan
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Union Bank of California, N.A.


                                    By: /s/ James Opdyke
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Fidelity Advisor Series II: Fidelity Advisor
                                    Floating Rate High Income Fund


                                    By: /s/ John H. Costello
                                        -----------------------------------
                                        Title: Assistant Treasurer

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                  Ballyrock CDO I Limited, By: Ballyrock
                                  Investment Advisors LLC, as Collateral Manager


                                  By: /s/ Lisa Rymut
                                      -----------------------------------
                                      Title: Assistant Treasurer

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                  Ballyrock CDO II Limited, By: Ballyrock
                                  Investment Advisors LLC, as Collateral Manager


                                  By: /s/ Lisa Rymut
                                      -----------------------------------
                                      Title: Assistant Treasurer

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Transamerica Business Capital Corporation


                                    By: /s/ Brian Schwinn
                                        -----------------------------------
                                        Title: Duly Authorized Signatory

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    C-SQUARED CDO LTD
                                    By: TCW Advisors, Inc., as its
                                    Portfolio Manager


                                    By: /s/ Jonathan R. Insull
                                        -----------------------------------
                                        Title: Managing Director


                                    By: /s/ G. Steven Kalin
                                        -----------------------------------
                                        Title: Senior Vice President


















        [Signature Page to the Second Amendment to the Credit Agreement]

                                    TCW SELECT LOAN FUND, LIMITED
                                    By: TCW Advisors, Inc., as its
                                    Collateral Manager


                                    By: /s/ G. Steven Kalin
                                        -----------------------------------
                                        Title: Senior Vice President


                                    By: /s/ Jonathan R. Insull
                                        -----------------------------------
                                        Title: Managing Director












        [Signature Page to the Second Amendment to the Credit Agreement]

                                    EASTMAN HILL FUNDING I, LIMITED
                                    By: TCW Advisors, Inc., as its
                                    Collateral Manager



                                    By: /s/ Jonathan R. Insull
                                        -----------------------------------
                                        Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    LOAN FUNDING I LLC,
                                    a wholly owned subsidiary of
                                    Citibank, N.A.

                                    By: TCW Advisors, Inc.,
                                    as portfolio manager of
                                    Loan Funding I LLC


                                    By: /s/ G. Steven Kalin
                                        -----------------------------------
                                        Title: Senior Vice President


                                    By: /s/ Jonathan R. Insull
                                        -----------------------------------
                                        Title: Managing Director



















        [Signature Page to the Second Amendment to the Credit Agreement]

                                    CELERITY CLO LIMITED
                                    By: TCW Advisors, Inc.
                                        As Agent


                                    By: /s/ G. Steven Kalin
                                        -----------------------------------
                                        Title: Senior Vice President


                                    By: /s/ Jonathan R. Insull
                                        -----------------------------------
                                        Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    JPM Chase Bank


                                    By: /s/ Claire E. Aldrich
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Prometheus Investment Funding No. 1 LTD.
                                    By: HVB Credit Advisors LLC


                                    By: /s/ Thomas L. Mowat
                                        -----------------------------------
                                        Title: Director

                                    By: /s/ James T. Li
                                        -----------------------------------
                                        Title: Associate Director





















        [Signature Page to the Second Amendment to the Credit Agreement]

                                 New York Life Insurance Company


                                 By: /s/ F. David Melka
                                     -----------------------------------
                                     Title: Investment Vice President


                                 New York Life Insurance and Annuity Corporation
                                 By: New York Life Investment Management LLC
                                     Its Investment Manager


                                 By: /s/ F. David Melka
                                     -----------------------------------
                                     Title: Director


                                 Mainstay Floating Rate Fund, a series of
                                 Eclipse Funds Inc.
                                 By: New York Life Investment Management LLC


                                 By: /s/ F. David Melka
                                     -----------------------------------
                                     Title: Director














        [Signature Page to the Second Amendment to the Credit Agreement]

                                    ING CAPITAL LLC


                                    By: /s/ Gil Kirkpatrick
                                        -----------------------------------
                                        Title: Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                AIB Debt Management Limited


                                By: /s/ Rima Terradista
                                    -----------------------------------
                                    Title: Senior Vice President
                                           As investment advisor to AIB Debt Mgt


                                AIB Debt Management Limited


                                By: /s/ Hillary Patterson
                                    -----------------------------------
                                    Title: Vice President
                                           As investment advisor to AIB Debt
                                           Management LTD











        [Signature Page to the Second Amendment to the Credit Agreement]

                                Allied Irish Bank plc.


                                By: /s/ Rima Terradista
                                    -----------------------------------
                                    Title: Senior Vice President


                                Allied Irish Bank plc.


                                By: /s/ Hillary Patterson
                                    -----------------------------------
                                    Title: Vice President



















        [Signature Page to the Second Amendment to the Credit Agreement]

                                    AIMCO CLO SERIES 2001-A


                                    By: /s/ Chris Georgen
                                        -----------------------------------
                                        Title:


                                    By: /s/ Jerry Zinkula
                                        -----------------------------------























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    AIMCO CDO Series 2000-A


                                    By: /s/ Chris Georgen
                                        -----------------------------------
                                        Title:


                                    By: /s/ Jerry Zinkula
                                        -----------------------------------





















        [Signature Page to the Second Amendment to the Credit Agreement]

                                    ALLSTATE LIFE INSURANCE COMPANY


                                    By: /s/ Chris Georgen
                                        -----------------------------------
                                        Title:


                                    By: /s/ Jerry Zinkula
                                        -----------------------------------





















        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Gallatin Funding I Ltd.
                                    By: Bear Stearns Asset Management Inc.
                                    as its Collateral Manager


                                    By: /s/ Jonathan Berg
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Grayston CLO 2001-01 Ltd.
                                    By: Bear Stearns Asset Management Inc.
                                    as its Collateral Manager


                                    By: /s/ Jonathan Berg
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Braymoor & Co.
                                    By: Bear Stearns Asset Management Inc.
                                    as its attorney-in-fact


                                    By: /s/ Jonathan Berg
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Grayston CLO II 2004-I Ltd.
                                    By: Bear Stearns Asset Management Inc.
                                    as its Collateral Manager


                                    By: /s/ Jonathan Berg
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    BANK OF SCOTLAND


                                    By: /s/ Karen Ubehman
                                        -----------------------------------
                                        Title: Assistant Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Harch CLO I, Ltd.


                                    By: /s/ Michael E. Lewitt
                                        -----------------------------------
                                        Title: Authorized Signatory

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Senior Debt Portfolio
                                    By: Boston Management and Research
                                        as Investment Advisor


                                    By: /s/ Michael B. Botthof
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    EATON VANCE SENIOR INCOME TRUST
                                    BY: EATON VANCE MANAGEMENT
                                        AS INVESTMENT ADVISOR


                                    By: /s/ Michael B. Botthof
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                    BY: EATON VANCE MANAGEMENT
                                        AS INVESTMENT ADVISOR


                                    By: /s/ Michael B. Botthof
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    OXFORD STRATEGIC INCOME FUND
                                    BY: EATON VANCE MANAGEMENT
                                        AS INVESTMENT ADVISOR


                                    By: /s/ Michael B. Botthof
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    EATON VANCE CDO III, LTD.
                                    BY: EATON VANCE MANAGEMENT
                                        AS INVESTMENT ADVISOR


                                    By: /s/ Michael B. Botthof
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    COSTANTANUS EATON VANCE CDO V, LTD.
                                    BY: EATON VANCE MANAGEMENT
                                        AS INVESTMENT ADVISOR


                                    By: /s/ Michael B. Botthof
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    EATON VANCE CDO VI LTD.
                                    BY: EATON VANCE MANAGEMENT
                                        AS INVESTMENT ADVISOR


                                    By: /s/ Michael B. Botthof
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    GRAYSON & CO
                                    BY: BOSTON MANAGEMENT AND RESEARCH
                                        AS INVESTMENT ADVISOR


                                    By: /s/ Michael B. Botthof
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    BIG SKY SENIOR LOAN FUND, LTD.
                                    BY: EATON VANCE MANAGEMENT
                                        AS INVESTMENT ADVISOR


                                    By: /s/ Michael B. Botthof
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    EATON VANCE
                                    VT FLOATING-RATE INCOME FUND
                                    BY: EATON VANCE MANAGEMENT
                                        AS INVESTMENT ADVISOR


                                    By: /s/ Michael B. Botthof
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    EATON VANCE
                                    LIMITED DURATION INCOME FUND
                                    BY: EATON VANCE MANAGEMENT
                                        AS INVESTMENT ADVISOR


                                    By: /s/ Michael B. Botthof
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    TOLLI & CO.
                                    BY: EATON VANCE MANAGEMENT
                                        AS INVESTMENT ADVISOR


                                    By: /s/ Michael B. Botthof
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    EATON VANCE SENIOR
                                    FLOATING-RATE TRUST
                                    BY: EATON VANCE MANAGEMENT
                                        AS INVESTMENT ADVISOR


                                    By: /s/ Michael B. Botthof
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Carlyle High Yield Partners II, Ltd.


                                    By: /s/ Linda Pace
                                        -----------------------------------
                                        Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Carlyle High Yield Partners III, Ltd.


                                    By: /s/ Linda Pace
                                        -----------------------------------
                                        Title: Managing Director


























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Carlyle Loan Opportunity Fund


                                    By: /s/ Linda Pace
                                        -----------------------------------
                                        Title: Managing Director


























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Monument Capital, as Assignee
                                    New Alliance Global CDO
                                    By: Alliance Capital Management, as
                                        sub-advisor
                                    By: Alliance Capital Management Co.
                                        as General Partner


                                    By: /s/ Sverker M.M. Johansson
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Octagon Investment Partners III, Ltd.
                                    By: Octagon Credit Investors, LLC
                                        as Portfolio Manager


                                    By: /s/ Andrew D. Gordon
                                        -----------------------------------
                                        Title: Portfolio Manager

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Octagon Investment Partners IV, Ltd.
                                    By: Octagon Credit Investors, LLC
                                        as collateral manager


                                    By: /s/ Andrew D. Gordon
                                        -----------------------------------
                                        Title: Portfolio Manager

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Centurion CDO VI, Ltd.
                                    By: American Asset Management
                                    Group, Inc. as Collateral Manager


                                    By: /s/ Leanne Stavrakis
                                        -----------------------------------
                                        Title: Director - Operations

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Centurion CDO III, Ltd.
                                    By: American Express Management Group, Inc.
                                    as Collateral Manager


                                    By: /s/ Leanne Stavrakis
                                        -----------------------------------
                                        Title: Director - Operations

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Centurion CDO VII, Ltd.
                                    By: American Express Asset Management
                                    Group, Inc. as Collateral Manager


                                    By: /s/ Leanne Stavrakis
                                        -----------------------------------
                                        Title: Director - Operations

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Sequils-Centurion V, Ltd.
                                    By: American Express Asset
                                    Management Group, Inc. as Collateral
                                    Manager


                                    By: /s/ Leanne Stavrakis
                                        -----------------------------------
                                        Title: Director - Operations

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Centurion CDO II, Ltd.
                                    By: American Express Asset Management
                                    Group, Inc. as Collateral Manager


                                    By: /s/ Leanne Stavrakis
                                        -----------------------------------
                                        Title: Director - Operations

























        [Signature Page to the Second Amendment to the Credit Agreement]

                               IDS Life Insurance Company
                               By: American Express Asset Management Group, Inc. as Collateral Manager


                               By: /s/ Lorraine R. Hart
                                   -----------------------------------
                                   Title: Vice President - Investments
                                   IDS Life Insurance Company

























        [Signature Page to the Second Amendment to the Credit Agreement]

                               American Express Certificate Company
                               By: American Express Asset Management
                               Group as Collateral Manager


                               By: /s/ Lorraine R. Hart
                                   -----------------------------------
                                   Title: Vice President - Investments
                                   American Express Certificate Company

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Union Square CDO Ltd.
                                    By: Blackstone Debt Advisors L.P.
                                    As Collateral Manager


                                    By: /s/ D. T. Criareo
                                        -----------------------------------
                                        Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Monument Part CDO Ltd.
                                    By: Blackstone Debt Advisors L.P.
                                    As Collateral Manager


                                    By: /s/ D. T. Criareo
                                        -----------------------------------
                                        Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    KZH CRESCENT-2 LLC


                                    By: /s/ Dorian Herrera
                                        -----------------------------------
                                        Title: Authorized Agent

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    KZH CRESCENT-3 LLC


                                    By: /s/ Dorian Herrera
                                        -----------------------------------
                                        Title: Authorized Agent

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    KZH CYPRESSTREE-1 LLC


                                    By: /s/ Dorian Herrera
                                        -----------------------------------
                                        Title: Authorized Agent

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    KZH SOLEIL LLC


                                    By: /s/ Dorian Herrera
                                        -----------------------------------
                                        Title: Authorized Agent

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    KZH SOLEIL-2 LLC


                                    By: /s/ Dorian Herrera
                                        -----------------------------------
                                        Title: Authorized Agent

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    KZH PONDVIEW LLC


                                    By: /s/ Dorian Herrera
                                        -----------------------------------
                                        Title: Authorized Agent

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    KZH STERLING LLC


                                    By: /s/ Dorian Herrera
                                        -----------------------------------
                                        Title: Authorized Agent

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    ARCHIMEDES FUNDING III, LTD.


                                    BY: ING Capital Advisors LLC,
                                        as COllateral Manager

                                    By: /s/ Robert D. Cohen
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    ARCHIMEDES FUNDING IV (CAYMAN), LTD.


                                    By: /s/ Robert D. Cohen
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    ENDURANCE CLO I, LTD.
                                    BY: ING Capital Advisors LLC,
                                        as Portfolio Manager


                                    By: /s/ Robert D. Cohen
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Hamilton Floating Rate Fund, LLC


                                    By: /s/ Dean Stephan
                                        -----------------------------------
                                        Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    MORGAN STANLEY SENIOR FUNDING INC.


                                    By: /s/ Dawn Digianno
                                        -----------------------------------
                                        Title: Vice President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    AVALON CAPITAL LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Portfolio Advisor


                                    By: /s/ Joseph Rotondo
                                        -----------------------------------
                                        Title: Authorized Signatory

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    AVALON CAPITAL LTD. 2
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Portfolio Advisor


                                    By: /s/ Joseph Rotondo
                                        -----------------------------------
                                        Title: Authorized Signatory

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    CHAMPLAIN CLO, LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Collateral Manager


                                    By: /s/ Joseph Rotondo
                                        -----------------------------------
                                        Title: Authorized Signatory

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    CHARTER VIEW PORTFOLIO
                                    By: INVESCO Senior Secured Management, Inc.
                                        Investment Advisor


                                    By: /s/ Joseph Rotondo
                                        -----------------------------------
                                        Title: Authorized Signatory

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    DIVERSIFIED CREDIT PORTFOLIO LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        as Investment Adviser


                                    By: /s/ Joseph Rotondo
                                        -----------------------------------
                                        Title: Authorized Signatory

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    AIM FLOATING RATE FUND
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Sub-Adviser


                                    By: /s/ Joseph Rotondo
                                        -----------------------------------
                                        Title: Authorized Signatory

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    INVESCO EUROPEAN CDO I S.A.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Collateral Manager


                                    By: /s/ Joseph Rotondo
                                        -----------------------------------
                                        Title: Authorized Signatory

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    SARATOGA CLO I, LIMITED
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Asset Manager


                                    By: /s/ Joseph Rotondo
                                        -----------------------------------
                                        Title: Authorized Signatory

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    NORSE CBO, LTD.

                                    By: Regiment Capital Management, LLC
                                        as its Investment Advisor

                                    By: Regiment Capital Advisors, LLC
                                        its Manager and pursuant to delegated
                                        authority


                                    By: /s/ Timothy S. Peterson
                                        -----------------------------------
                                        Title: President

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    COLUMBIA FLOATING RATE ADVANTAGE
                                    FUND
                                    By: Highland Capital Management, L.P., its
                                    Investment Advisor


                                    By: /s/ Mark Okada
                                        -----------------------------------
                                        Title: Chief Investment Officer

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    COLUMBIA FLOATING RATE LIMITED
                                    LIABILITY COMPANY
                                    By: Highland Capital Management, L.P., its
                                    Investment Advisor


                                    By: /s/ Mark Okada
                                        -----------------------------------
                                        Title: Chief Investment Officer

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Aurum CLO 2002-I Ltd., by Columbia
                                    Management Advisors, Inc., as Investment
                                    Manager


                                    By: /s/ Russ R. Boland
                                        -----------------------------------
                                        Title: V.P.

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Stein Roe & Farnham CLO 2002-1 Ltd., by
                                    Columbia Management Advisors, Inc., as
                                    Portfolio Manager


                                    By: /s/ Russ R. Boland
                                        -----------------------------------
                                        Title: V.P.

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                  State Street Bank and Trust Company as Trustee for GMAM Group Pension Trust I


                                  By: /s/ Russell Ricciardi
                                      -----------------------------------
                                      Title: CSO

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                  State Street Bank and Trust Company as Trustee for General Motors Welfare Benefits Trust


                                  By: /s/ Russell Ricciardi
                                      -----------------------------------
                                      Title: CSO

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                    Paydon & Rygel


                                    By: /s/ Michael E. Salvay
                                        -----------------------------------
                                        Title: Managing Director

























        [Signature Page to the Second Amendment to the Credit Agreement]

                                     Proxy

     The undersigned hereby appoints DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as agent ("Agent") for certain lenders pursuant to that certain Credit Agreement with SILGAN CORPORATION, dated as of June 28, 2002, (the "Credit Agreement"), as proxy with full power of substitution, and hereby authorizes Agent to represent and vote its interest as a lender under the Credit Agreement held of record by the undersigned on the date of exercise hereof with respect to all matters relating to the Credit Agreement and all amendments thereto. Notwithstanding the preceding sentence, Agent shall cast or not cast any and all such votes strictly in proportion to the votes cast or not cast by all other lenders under the Credit Agreement, and any vote not cast in accordance with this sentence shall be null and void. This proxy shall expire and be of no further effect on July 14, 2004.



Date: July 12, 2004


                                    Forest Creek CLO, Ltd.
                                    By: Deerfield Capital Management LLC as its
                                    Collateral Manager


                                    By: /s/ Peter Sakon
                                        -----------------------------------
                                        Title: Vice President

                                     Proxy

     The undersigned hereby appoints DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as agent ("Agent") for certain lenders pursuant to that certain Credit Agreement with SILGAN CORPORATION, dated as of June 28, 2002, (the "Credit Agreement"), as proxy with full power of substitution, and hereby authorizes Agent to represent and vote its interest as a lender under the Credit Agreement held of record by the undersigned on the date of exercise hereof with respect to all matters relating to the Credit Agreement and all amendments thereto. Notwithstanding the preceding sentence, Agent shall cast or not cast any and all such votes strictly in proportion to the votes cast or not cast by all other lenders under the Credit Agreement, and any vote not cast in accordance with this sentence shall be null and void. This proxy shall expire and be of no further effect on July 14, 2004.



Date: July 12, 2004


                                    Rosemont CLO, Ltd.
                                    By: Deerfield Capital Management LLC as its
                                    Collateral Manager


                                    By: /s/ Peter Sakon
                                        -----------------------------------
                                        Title: Vice President

                                     Proxy

     The undersigned hereby appoints DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as agent ("Agent") for certain lenders pursuant to that certain Credit Agreement with SILGAN CORPORATION, dated as of June 28, 2002, (the "Credit Agreement"), as proxy with full power of substitution, and hereby authorizes Agent to represent and vote its interest as a lender under the Credit Agreement held of record by the undersigned on the date of exercise hereof with respect to all matters relating to the Credit Agreement and all amendments thereto. Notwithstanding the preceding sentence, Agent shall cast or not cast any and all such votes strictly in proportion to the votes cast or not cast by all other lenders under the Credit Agreement, and any vote not cast in accordance with this sentence shall be null and void. This proxy shall expire and be of no further effect on July 14, 2004.



Date: July 12, 2004


                                    SEQUILS-Cumberland I, Ltd.
                                    By: Deerfield Capital Management LLC as its
                                    Collateral Manager


                                    By: /s/ Peter Sakon
                                        -----------------------------------
                                        Title: Vice President

                                     Proxy

     The undersigned hereby appoints DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as agent ("Agent") for certain lenders pursuant to that certain Credit Agreement with SILGAN CORPORATION, dated as of June 28, 2002, (the "Credit Agreement"), as proxy with full power of substitution, and hereby authorizes Agent to represent and vote its interest as a lender under the Credit Agreement held of record by the undersigned on the date of exercise hereof with respect to all matters relating to the Credit Agreement and all amendments thereto. Notwithstanding the preceding sentence, Agent shall cast or not cast any and all such votes strictly in proportion to the votes cast or not cast by all other lenders under the Credit Agreement, and any vote not cast in accordance with this sentence shall be null and void. This proxy shall expire and be of no further effect on July 14, 2004.



Date: July 12, 2004


                                    Bryn Mawr CLO, Ltd.
                                    By: Deerfield Capital Management LLC as its
                                    Collateral Manager


                                    By: /s/ Peter Sakon
                                        -----------------------------------
                                        Title: Vice President